Earnings Results Third Quarter 2026 1 Exhibit 99.2

2 Forward-Looking Statements This slide presentation and certain of our other filings with the Securities and Exchange Commission contain statements that constitute "forward-looking statements" within the meaning of, and subject to the protections of, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements. You can identify these forward-looking statements through Pinnacle’s use of words such as "believes," "anticipates," "expects," "may," "will," "assumes," "predicts," "could," "should," "would," "intends," "targets," "estimates," "projects," "plans," "potential" and other similar words and expressions of the future or otherwise regarding the outlook for Pinnacle's future business and financial performance and/or the performance of the banking industry and economy in general. These forward-looking statements include, among others, statements on our expectations related to (1) the anticipated benefits and risks related to the recently completed business combination transaction between Synovus Financial Corp., a Georgia corporation (“Synovus”) and Pinnacle Financial Partners, Inc., a Tennessee corporation (“Legacy Pinnacle”), including the risk that the cost savings and revenue synergies from the transaction may not be fully realized or may take longer than anticipated to be realized, the risk that the integration of Legacy Pinnacle’s and Synovus’ respective businesses and operations will be materially delayed or will be more costly or difficult than expected, including as a result of unexpected factors or events, and risks related to management and oversight of the expanded business and operations of the combined company; (2) loan growth; (3) deposit growth; (4) net interest income and net interest margin; (5) revenue growth, including growth attributable to Pinnacle’s investment in Bankers Healthcare Group ("BHG"); (6) non-interest expense; (7) credit trends and key credit performance metrics; (8) our future operating and financial performance; (9) our strategy and initiatives for future revenue growth, balance sheet optimization, capital management, and expense management, including those statements related to our talent recruitment strategy and expected embedded growth from that strategy; (10) our effective tax rate; (11) our capital position; and (12) our assumptions underlying these expectations. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve known and unknown risks and uncertainties which may cause the actual results, performance or achievements of Pinnacle to be materially different from the future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements are based on the information known to, and current beliefs and expectations of, management and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by such forward-looking statements. A number of factors could cause actual results to differ materially from those contemplated by the forward-looking statements in this presentation. Many of these factors are beyond Pinnacle's ability to control or predict. These forward-looking statements are based upon information presently known to Pinnacle's management and are inherently subjective, uncertain and subject to change due to any number of risks and uncertainties, including, without limitation, the risks and other factors set forth in Pinnacle's filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2025 under the captions "Cautionary Notice Regarding Forward-Looking Statements" and "Risk Factors" and in Pinnacle’s quarterly reports on Form 10-Q and current reports on Form 8-K. We believe these forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations and speak only as of the date that they are made. We do not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as otherwise may be required by law.

3 Use of Non-GAAP Financial Measures This slide presentation contains certain non-GAAP financial measures determined by methods other than in accordance with generally accepted accounting principles. Such non-GAAP financial measures include the following: adjusted net income available to common shareholders; adjusted diluted earnings per share; adjusted return on average assets; adjusted return on common equity; return on average tangible common equity; adjusted return on average tangible common equity; adjusted non-interest revenue; adjusted total revenue taxable equivalent (TE); adjusted non-interest expense; adjusted tangible efficiency ratio; tangible common equity ratio; adjusted tangible common equity ratio; tangible book value per common share; adjusted revenue per share; and adjusted pre-provision net revenue (PPNR). The most comparable GAAP measures to these measures are net income available to common shareholders; diluted earnings per share; return on average assets; return on common equity; return on average common equity; total non-interest revenue; total revenue; revenue per share; total non-interest expense; efficiency ratio-TE; total shareholders' equity to total assets ratio; book value per common share; and PPNR, respectively. Management believes that these non-GAAP financial measures provide meaningful additional information about Pinnacle to assist management and investors in evaluating Pinnacle's operating results, financial strength, the performance of its business and the strength of its capital position. However, these non-GAAP financial measures have inherent limitations as analytical tools and should not be considered in isolation or as a substitute for analyses of operating results or capital position as reported under GAAP. The non-GAAP financial measures should be considered as additional views of the way our financial measures are affected by significant items and other factors, and since they are not required to be uniformly applied, they may not be comparable to other similarly titled measures at other companies. Adjusted net income available to common shareholders, adjusted diluted earnings per share; and adjusted return on average assets are measures used by management to evaluate operating results exclusive of items that are not indicative of ongoing operations and impact period-to-period comparisons. Return on average tangible common equity and adjusted return on average tangible common equity are measures used by management to compare Pinnacle's performance with other financial institutions because it calculates the return available to common shareholders without the impact of intangible assets and their related amortization, thereby allowing management to evaluate the performance of the business consistently. Adjusted non-interest revenue, adjusted total revenue TE, and adjusted revenue per share are measures used by management to evaluate non-interest revenue, total revenue and adjusted revenue per share exclusive of net investment securities gains (losses), fair value adjustments on nonqualified deferred compensation, and other items not indicative of ongoing operations that could impact period-to-period comparisons. Adjusted non-interest expense and the adjusted tangible efficiency ratio are measures utilized by management to measure the success of expense management initiatives focused on reducing recurring controllable operating costs. The tangible common equity ratio is used by stakeholders to assess our capital position. Tangible book value per common share is used by stakeholders to assess our financial stability and value. Adjusted PPNR is used by management to evaluate PPNR exclusive of items that management believes are not indicative of ongoing operations and impact period-to-period comparisons. The computations of the non-GAAP financial measures used in this slide presentation are set forth in the appendix to this slide presentation. Management does not provide a reconciliation for forward-looking non-GAAP financial measures where it is unable to provide a meaningful or accurate calculation or estimation of reconciling items and the information is not available without unreasonable effort. This is due to the inherent difficulty of forecasting the occurrence and the financial impact of various items that have not yet occurred, are out of Pinnacle's control, or cannot be reasonably predicted. For the same reasons, Pinnacle's management is unable to address the probable significance of the unavailable information. Forward-looking non-GAAP financial measures provided without the most directly comparable GAAP financial measures may vary materially from the corresponding GAAP financial measures. Merger-Related Notes • The merger of Legacy Pinnacle and Synovus closed on January 1, 2026 and all purchase accounting adjustments are preliminary as of September 30, 2026 and are subject to change until the measurement period is closed. • Prior periods' consolidated financial statements have been reclassified whenever necessary to conform to the current periods' presentation. • Fourth Quarter 2025 has been presented for the combined franchise in certain cases throughout this presentation and is indicated with a reference to "4Q25C" or "combined basis" where used. • As of September 30, 2026, preliminary remaining accretable purchase accounting loan marks are $640MM as shown in this slide presentation.

4 Why We Win Top TSR Win with OUR TEAM SHAREHOLDERS Leads to Winning with Highly Successful Operating and Recruiting Model That Generates Top Quartile Revenue, EPS and TBV Growth = Top Engagement Regional Bank Employer of Choice Objective: Objective: PNFP footprint population projected to grow ~2x faster than national average(1) CLIENTS Win with Industry-Leading Client Service + Top NPS Objective: (1) Source: S&P Capital IQ Pro

The Pinnacle Model
Economically Resilient Growth

Relationship-driven hiring

Continuous recruiting of bankers through the network; goal of bringing[2] their best clients & colleagues

Decentralized empowerment

Local authority on decisions; specialists support the geographies & collaborate around the client

One unified incentive

Core plan centers on EPS & revenue growth[3] - metrics that drive shareholder return - not individual scorecards



OUTPERFORM
Reach #1 in growth & returns
ATTRACT
Be the best place to work
GPTW #3 · 93% engagement
HIRE
Land experienced producers
Avg 18 yrs experience
ALIGN
Drive collaboration & EPS focus
~8,600 employees · 1 core incentive plan
GROW
Migrate Business
Significant future growth already embedded
THE PINNACLE FLYWHEEL
compounds every cycle

Top Quartile Growth Over Last 10 Years[1]:

Rev PS CAGR:

11%

*Adj. Rev PS CAGR[2]: **11%***

EPS CAGR:

11%

Adj. EPS CAGR[2]: 12%

BVPS CAGR:

11%

TBVPS CAGR[2]: 12%

Note: Peer Banks include: TFC, RF, FHN, SSB, HBAN, FITB, MTB, KEY, ZION, WAL, PNC, FCNC.A, CFG, WBS, UMBF, VLY, FLG, ONB, COLB, WTFC, CFR, BOKF, and FNB; UMBF and CFR excluded from TBVPS growth analysis due to data availability; GPTW defined as Great Place to Work, #3 reflective of rank in Financial Service and Insurance industry; (1) Source: S&P Capital IQ; PNFP and peer bank CAGRs calculated from annual results, Dec. 31, 2015 – Dec. 31, 2025; (2) Source: S&P Capital IQ; Non-GAAP financial measure; (3) With core plan also subject to certain asset quality governors

Pinnacle FINANCIAL PARTNERS

5

6 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 2Q26 3Q26 $— $500 $1,000 $1,500 Adjusted Diluted EPS 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 2Q26 3Q26 $0.50 $0.75 $1.00 $1.25 $1.50 $1.75 $2.00 $2.25 $2.50 $2.75 Tangible Book Value Per Share 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 2Q26 3Q26 $25 $30 $35 $40 $45 $50 $55 $60 $65 Book Value Per Common Share 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 2Q26 3Q26 $50 $55 $60 $65 $70 $75 $80 $85 $90 $95 Diluted Reported EPS 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 2Q26 3Q26 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 2Q26 3Q26 $— $500 $1,000 $1,500 Our focus is unchanged Note: The Legacy PNFP-SNV merger closed on January 1, 2026 and all purchase accounting adjustments are preliminary as of September 30, 2026 and are subject to change until the measurement period is closed; All CAGR information reflects 1Q22-3Q26 Pinnacle results; (1) Non-GAAP financial measures; see appendix for applicable reconciliations; (2) TE - Taxable Equivalent (1)(1) 1Q22-4Q25 Results Reflect Legacy PNFP, While 1Q26-3Q26 Reflect the Combined Organization CAGR: 9% CAGR: 11% CAGR: 9% CAGR: 7% 3Q26: $1,312 3Q26: $2.40 3Q26: $91.52 3Q26: $1,318 3Q26: $2.69 3Q26: $61.86 Reported Revenue (in millions) Adjusted Revenue TE(1)(2) (in millions)

# Our focus is unchanged

***1Q22-4Q25 Results Reflect Legacy PNFP, While 4Q25C, and 1Q26-3Q26 Reflect the Combined Organization***


Period-End Loans
($ in billions)
$100
$50
$—
1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 4Q25C 1Q26 2Q26 3Q26

**3Q26: $89.8**


Common Equity Tier 1 Ratio
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
—%
1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 2Q26 3Q26

**3Q26: 10.01%**


NCOs/Average Loans
0.50%
0.40%
0.30%
0.20%
0.10%
—%
1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 4Q25C 1Q26 2Q26 3Q26

**3Q26: 0.23%**


Period-End Deposits
($ in billions)
$100
$50
$—
1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 4Q25C 1Q26 2Q26 3Q26

**3Q26: $103.0**


Revenue Producer Hires
100
90
80
70
60
50
40
30
20
10
1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 4Q25C 1Q26 2Q26 3Q26

**3Q26: 96**


NPAs/Loans + ORE
1.00%
0.80%
0.60%
0.40%
0.20%
1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 4Q25C 1Q26 2Q26 3Q26

**3Q26: 0.50%**

*Note: The Legacy PNFP-SNV merger closed on January 1, 2026 and all purchase accounting adjustments are preliminary as of September 30, 2026 and are subject to change until the measurement period is closed*

7

8 Hiring accelerates in third quarter Hiring expected to lead to sustainable, best in class, long-term growth: 12-14% GROSS NEW HIRES 6-7% TURNOVER RATE 6-7% NET PRODUCER GROWTH 3-6% FROM EXISTING PRODUCERS 9-13% BALANCE SHEET GROWTH - = + = YTD Revenue Producer Hires by Job Family Annual Hiring Targets 0 250 230 217 2024 2025 2026E 2027E 250+(1) 250-275 (1) Updated from goal of 225-250 after three strong quarters of hiring execution; (2) Includes the impact of reclassification; (3) Specialty Product Bankers includes include Treasury Management, Mortgage, Insurance, and Government Guaranteed (eg, SBA) 52 74 96 FY 2026 Progress to Target(2) 222 89% of Goal 1Q26 52 2Q26 74 3Q26 96 (3)

Deposit share rises as growth outpaces markets'

Pinnacle FINANCIAL PARTNERS

Key YoY Stats

+18 bps — **Footprint share gain[1]**
To 4.50%, year over year

2.9x — **Growth vs. our markets[1]**
Our deposit growth vs. footprint

5 — **States moving up in rank**
SC, NC, VA, KY and MD

24 — **Top-5 metro positions**
Incl. #1 in Nashville and Columbus

Share of Footprint Deposits at June 30[1]



4.14%
4.22%
4.31%
4.50%
2023
2024
2025
2026

+36 bps since 2023, a top-2 gain among the 20 largest banks in our footprint

Atlanta #4 in market
+$1.8B deposits
+47 bps market share

Washington, D.C. #15 (from #16)
+$1.3B deposits
+45 bps market share

Source: FDIC Summary of Deposits as of June 30 of each year; ranks and shares as reported by the FDIC unless noted. Pinnacle pro forma for the Synovus merger in prior periods.(1) Combined deposits in the 61 metropolitan statistical areas (MSAs) where Pinnacle operates, representing the substantial majority of Pinnacle deposits; excludes money-center headquarters bookings (BAC, TFC, COF, and RJF). Peer comparison covers the 20 largest institutions in these MSAs.

9

10 ($ in millions, except per share data) 3Q26 QoQ Net Interest Income $986 3% Provision for Credit Losses $86 36% Non-Interest Revenue $326 32% Total Revenue $1,312 9% Non-Interest Expense $749 4% Pre-Provision Net Revenue $563 17% Net Income Available to Common Shareholders $364 16% Diluted EPS $2.40 16% (1) Non-GAAP financial measures; see appendix for applicable reconciliations; (2) TE - Taxable Equivalent EPS strength continues with linked quarter growth ($ in millions, except per share data) 3Q26 QoQ Net Interest Income (TE)(2) $995 3% Provision for Credit Losses $86 36% Adjusted Non-Interest Revenue $323 19% Adjusted Total Revenue (TE)(2) $1,318 7% Adjusted Non-Interest Expense $690 4% Adjusted Pre-Provision Net Revenue $628 9% Adjusted Net Income Available to Common Shareholders $409 8% Adjusted Diluted EPS $2.69 8% Income Statement Summary (GAAP) Income Statement Summary (Adjusted)(1) $2.40 3Q26 DILUTED EPS $2.69 3Q26 ADJUSTED DILUTED EPS(1) 10

11 ($ in millions) 3Q26 QoQ Loans $89,808 2% Deposits $103,036 2% Core Deposits(1) $93,634 2% Non-Interest Bearing Deposits $20,912 1% (1) Core Deposits exclude brokered deposits; (2) Annualized; (3) Non-GAAP financial measure; see appendix for applicable reconciliation; (4) TE - Taxable Equivalent; (5) 3Q26 capital ratios are preliminary Balance sheet grows while capital builds 3Q26 2Q26 ROAA(2) 1.18% 1.06% Adjusted ROAA(2)(3) 1.32% 1.27% ROCE(2) 10.3% 9.0% Adjusted ROCE(2)(3) 11.5% 10.9% ROTCE(2)(3) 16.5% 14.9% Adjusted ROTCE(2)(3) 18.3% 17.7% Net Interest Margin(2) 3.40% 3.44% Efficiency Ratio - TE(4) 56.6% 59.4% Adjusted Tangible Efficiency Ratio(3) 48.9% 49.8% 3Q26 2Q26 NCOs/Average Loans(2) 0.23% 0.22% NPLs/Loans 0.48% 0.47% Allowance for Credit Losses % 1.19% 1.17% CET1 Ratio(5) 10.01% 9.93% Healthy linked quarter balance sheet growth Sound credit quality & capital Period End Balance Sheet Growth Profitability Metrics Credit & Capital Metrics 8% QoQ ANNUALIZED LOAN AND CORE DEPOSIT GROWTH 16.5% / 18.3% ROTCE / ADJUSTED ROTCE(2)(3) 0.23% NCOs(2) / AVERAGE LOANS Top tier operating metrics 11

12 Financial Performance

Loans

Highlights

- 3Q26 period-end loan growth was $1.7B or 8% annualized
- Growth was diverse across geographies, specialty lines and asset classes
- 3Q26 new funded loan production remains robust (up over 11% combined YoY) while yields and spreads on new originations increased QoQ
- C&I utilization rate stable QoQ[(1)]

Period-End Loans *($ in millions)*



$88,076
$879
$485
$350
$19
$89,808
8% Annualized QoQ Growth
2Q26
C&I
CRE
Consumer
Other(2)
3Q26

Period-End Organic Loan Growth Attribution *($ in millions)*



$88,076
$849
$858
$26
$89,808
2Q26
Geography
Specialty and Other(3)
Loan Mark Change
3Q26

New Funded Production and Associated Loan Spreads



Funded Production
WA Variable Spread
$5B
$3B
$0B
2.47%
2.49%
2.62%
1Q26
2Q26
3Q26(4)

Note: The Legacy PNFP-SNV merger closed on January 1, 2026 and all purchase accounting adjustments are preliminary as of September 30, 2026 and are subject to change until the measurement period is closed; Amounts may not add up due to rounding; (1) The change in utilization rate is based on commitments existing at the end of 2Q26; (2) Other inclusive of loan mark change of $26MM and unearned fee change of $(7)MM; (3) Specialty and Other includes specialty loan verticals and other loans centrally managed outside of our lines of business; (4) WA Variable Spread represents SOFR equivalent spreads and is approximately 72% of funded production

13

14 2.11% 2.14% 2.16% 2.15% 2.16% 2.22% 3.63% 3.63% 3.63% 3.63% 3.63% 3.74% Apr May Jun Jul Aug Sep • Deposit growth continues to outpace historical combined trends YTD; QTD growth was balanced across geographies and specialty lines • Excluding Public Funds, Core Deposits(1) grew $2.6B QoQ or 13% annualized • Deposit Costs increased in line with the September rate hike Normalized Core Deposit Growth(1)(2) $100,898 $1,248 $386 $255 $(49) $299 $103,036 2Q26 MMA and Savings Interest- Bearing DDA Non- Interest Bearing Time Non-Core Deposits 3Q26 Deposits Period-End Deposits ($ in millions) Note: The Legacy PNFP-SNV merger closed on January 1, 2026 and all purchase accounting adjustments are preliminary as of September 30, 2026 and are subject to change until the measurement period is closed; Amounts may not add up due to rounding; (1) Core Deposits exclude brokered deposits; (2) Includes SNV and Legacy PNFP period-end combined core deposits; (3) Total deposit cost was 2.164% and 2.217% in Aug and Sep H i g h l i g h t s 100.0% 101.5% 101.7% 102.7% 105.8% 100.0% 102.1% 102.4% 104.4% Prior Year End 1Q 2Q 3Q 4Q 8% Annualized QoQ Core Deposit(1) Growth Total Deposit Cost vs. Average Fed Funds Target(3) TDC +5bps Fed +12bps

Pinnacle FINANCIAL PARTNERS

Net Interest Income

Highlights

- Net interest income increased 3% QoQ or 12% annualized
- Linked-quarter NIM decline to 3.40% primarily driven by increasing deposit costs and the ongoing, wholesale-funded liquidity build, partially offset by rising securities and loan yields
- QoQ increases in loan yields partially offset by lower PAA and loan fees; September rate hike expected to be modestly beneficial to NII in Q4

Net Interest Income and Net Interest Margin *($ in millions)*



$933
$956
$986
3.53%
3.44%
3.40%
1Q26
2Q26
3Q26
Net Interest Income
Net Interest Margin

Net Interest Margin (NIM) Attribution



3.44%
0.01%
0.01%
(0.03)%
(0.01)%
(0.01)%
(0.01)%
3.40%
2Q26 NIM
Securities Yields
Loan Yields
Deposit Cost
Daycount
Liquidity Build
Other Funding
3Q26 NIM

Loan Yields and Deposit Costs



6.14%
2.13%
6.11%
2.14%
6.12%
2.18%
1Q26
2Q26
3Q26
Loan Yields
Total Deposit Cost

Note: The Legacy PNFP-SNV merger closed on January 1, 2026 and all purchase accounting adjustments are preliminary as of September 30, 2026 and are subject to change until the measurement period is closed; Amounts may not add up due to rounding

15

Non-Interest Revenue

Highlights

- Core Banking and Wealth Management fees both grew 3% QoQ and are all exhibiting double-digit YTD growth on a combined basis[(1)]
- Loan Sales and Servicing fees continue to be impacted by the elevated rate environment
- Capital Markets income declined modestly QoQ, but remains robust relative to historical combined levels supported by loan production and merger synergies
- Strong production in BHG led to 103% QoQ growth in the investment line item[(3)]
- Other Non-Interest Revenue benefited by $23MM gain associated with the payoff of an equipment lease

Non-Interest Revenue *($ in millions)*	**3Q26**	**QoQ % Change**
Core Banking Fees	$96	3 %
Wealth Management Fees[(2)]	$88	3 %
Loan Sales and Servicing Fees	$8	(4)%
Capital Markets Income	$17	(7)%
Income from BHG Investment	$48	103 %
BOLI	$21	9 %
Investments Gains (Losses), Net	$(1)	nm
Other Non-Interest Revenue	$49	78 %
Total Non-Interest Revenue	**$326**	**32 %**
Gain on Disposition of Investment	$(4)	nm
Investments (Gains) Losses, Net	$1	nm
Adjusted Non-Interest Revenue[(4)]	**$323**	**19 %**

Note: The Legacy PNFP-SNV merger closed on January 1, 2026 and all purchase accounting adjustments are preliminary as of September 30, 2026 and are subject to change until the measurement period is closed; Amounts may not add up due to rounding and percentage changes are calculated using unrounded amounts and may differ from calculations on rounded figures; (1) Growth is compared to combined Legacy PNFP and SNV results in prior periods; (2) Wealth management revenue consists primarily of fees derived from trust income, brokerage revenue and insurance revenue; (3) See BHG Overview in appendix for additional details; (4) Non-GAAP financial measure

16

Non-Interest Expense

Pinnacle FINANCIAL PARTNERS

Highlights

- Increase in employment expense primarily driven by increased annual incentive accrual associated with Revenue and EPS growth
  - Geography and specialty revenue producer hiring also contributed to the QoQ increase in employment expense and represented the majority of the 1% QoQ increase in headcount
- Merger-related expenses of $56MM in 3Q26 continue to track in line with expectations at merger announcement
- Efficiency ratio - TE and adjusted tangible efficiency ratio[(1)] both declined to 56.6% and 48.9%, respectively; tracking well towards merger targets

Non-Interest Expense *($ in millions)*	3Q26	QoQ % Change
Employment Expense	$398	5 %
Occupancy, Equipment and Software Expense	101	(1)%
Amortization of Intangibles	46	— %
Merger-Related Expense	56	10 %
FDIC insurance and other regulatory fees	20	(3)%
Other Noninterest Expense	128	3 %
Total Non-interest Expense	**$749**	**4 %**
Merger-Related Expense	(56)	10 %
Valuation adjustment to Visa derivative	(3)	58 %
Adjusted Non-interest Expense[(1)]	**$690**	**4 %**
Efficiency Ratio - TE	**56.6 %**	**(5)%**
Adjusted Tangible Efficiency Ratio[(1)]	**48.9 %**	**(2)%**
Headcount (FTE)	**8,649**	**1%**

Note: The Legacy PNFP-SNV merger closed on January 1, 2026 and all purchase accounting adjustments are preliminary as of September 30, 2026 and are subject to change until the measurement period is closed; Amounts may not add up due to rounding and percentage changes are calculated using unrounded amounts and may differ from calculations on rounded figures; (1) Non-GAAP financial measure

17

Credit Quality

Highlights

- Credit quality remained broadly stable throughout 2026, with past dues, NPLs, and charge-offs holding within a narrow range across all three quarters
- Criticized and classified loans increased a modest 4bps to 2.10%
- The allowance for credit losses ratio increased 2bps to 1.19%, reflecting a more adverse macroeconomic outlook, including a 5% higher weighting toward the slow growth scenario

NCOs/Average Loans



0.23%
0.22%
0.23%
3Q25
4Q25
1Q26
2Q26
3Q26
Legacy PNFP
Synovus
Pinnacle

Allowance for Credit Losses *($ in millions)*



$1,029
$26
$31
$6
$(29)
$1
$1,065
1.17%
ACL/Loans
1.19%
2Q26
Economic Forecast
Net Growth
Qualitative
Individual
Other
3Q26

NPAs/Loans & ORE



0.58%
0.50%
0.50%
3Q25
4Q25
1Q26
2Q26
3Q26
Legacy PNFP
Synovus
Pinnacle

Note: The Legacy PNFP-SNV merger closed on January 1, 2026 and all purchase accounting adjustments are preliminary as of September 30, 2026 and are subject to change until the measurement period is closed; Amounts may not add up due to rounding

18

19 Capital 10.83% 10.88% 9.81% 9.93% 10.01% Common Equity Tier 1 Tier 1 Tier 2 3Q25 4Q25 1Q26 2Q26 3Q26 Note: The Legacy PNFP-SNV merger closed on January 1, 2026 and all purchase accounting adjustments are preliminary as of September 30, 2026 and are subject to change until the measurement period is closed; Amounts may not add up due to rounding; (1) 3Q26 capital ratios are preliminary (1) Capital Ratios at September 30, 2026(1) Common Equity Tier 1 Ratio(1) 9.93% 0.40% (0.04)% (0.07)% (0.25)% 0.03% 0.02% 10.01% 2Q26 Net Income to Common (Adjusted) Adjusted Items Common Dividend RWA Growth Intangibles Other 3Q26 (Third Quarter 2026 CET1 Ratio Change) • The CET1 Ratio(1) increased 8 bps QoQ to 10.01%; strong organic earnings profile supports continued capital accretion • Capital priorities remain core client growth and achieving our 10.25% CET1 objective • No share repurchases expected in 2026 11.30% 12.94% 11.34% 12.97% 10.71% 12.20% H i g h l i g h t s 10.77% 12.22% (1) (3Q25-4Q25 ratios are for Legacy PNFP only) 10.62% 12.34%

20 2026 Outlook

Net interest income continues to expand despite margin contraction

Quarterly Net Interest Income (TE)[1]



Actual
Outlook (range)
$947MM
+2.2% QoQ
$968MM
+2.8% QoQ
$995MM
≈ +2-4% QoQ
$1,015–$1,035MM
1Q26
2Q26
3Q26
4Q26E

Net interest margin (TE)[1]

1Q26	2Q26	3Q26	4Q26E
3.53%	3.44%	3.40%	3.40-3.45%
FY2026E 3.44–3.46%			

Key takeaways

- Sustained NII growth is primarily volume-driven: steady earning-asset expansion carries NII higher quarter after quarter
- Building HQLA generally compresses NIM but supports NII growth and ROTCE via low risk-weight, capital-efficient assets
- Relatively neutral sensitivity to short rates; current tightening cycle is modest benefit to NII
- Marginal loan growth beyond 10% provides tailwind to NII but results in added margin pressure given higher cost of incremental funding

Illustrative NIM roll-forward to year-end 2026



3.50%
-2 to -4 bps
-1 to -3 bps
-3 to -5 bps
+2 to +4 bps
+0 to +2 bps
~3.40 to 3.45%
Normalized at Close(2)
+10% Loan Growth
Additional +1% Growth
Cat IV Liquidity(3)
Fixed Rate Asset Repricing
Fed Rate Hikes
2026 Year End NIM

(1) TE - Taxable Equivalent; (2) Excludes ~3 bps of non-recurring impact; (3) Cat IV liquidity incorporates progress toward planned ~$1B per year of debt issuance over 3 year horizon.

21

2026 Outlook Update

	2026 Guidance		NOTES
Period-End Loans Ex Loan Mark	**$91.0B - $93.0B**	No Change to Prior Guidance	*Trending to the **high end** of the 9-11% range (~$9B of growth, ex loan mark)*
Period-End Total Deposits	**$106.5B - $108.5B**		*Trending to **mid range** supported by strong 4Q seasonal inflows*
Adjusted Revenue TE[(1)(2)]	**$5.00B - $5.20B**		*Trending **above midpoint** of range supported by the current rate environment and strong 3Q revenues* • *Assumes FY NIM of 3.44% - 3.46%; minimal expected impact from December rate hike* • *Now assumes 2026 adjusted non-interest revenue[(1)] of $1.175B - $1.185B* – *Forecasted BHG Investment income now $150MM-$160MM*
Adjusted Non-Interest Expense[(1)]	**$2.675B - $2.775B**		*Trending to just above **midpoint** of expected range*
NCOs / Avg Loans	**0.20% - 0.25%**		*Assumes relatively stable economic environment*
Adjusted Effective Tax Rate[(1)]	**20% - 21%**		*Trending to the **mid-point** of range; GAAP Effective Tax Rate trending to ~21.5%*

Note: The Legacy PNFP-SNV merger closed on January 1, 2026 and all purchase accounting adjustments are preliminary as of September 30, 2026 and are subject to change until the measurement period is closed; (1) Non-GAAP financial measure; see appendix for applicable reconciliation; (2) TE - Taxable Equivalent

22

23 Appendix

Period-End Loan and Deposit Growth

Pinnacle FINANCIAL PARTNERS

($ In millions)	3Q26 Period-End Loans				3Q26 Period-End Deposits			
	3Q26	QoQ $ Change	QoQ % Change	YTD % Change	3Q26	QoQ $ Change	QoQ % Change	YTD % Change
Tennessee/Kentucky	$16,711	$3	—%	5%	$25,363	$(273)	(1)%	3%
Carolinas/Virginia/Washington, DC	$15,868	$436	3%	8%	$19,534	$855	5%	12%
Georgia	$15,513	$143	1%	5%	$20,765	$27	—%	—%
South Florida/Greater Florida	$10,147	$196	2%	3%	$10,395	$(101)	(1)%	(3)%
Alabama/Florida Panhandle	$5,952	$71	1%	3%	$8,502	$196	2%	7%
Total Geographies	**$64,191**	**$849**	**1%**	**5%**	**$84,557**	**$706**	**1%**	**4%**
Specialty Lines of Business[1]	$24,462	$1,408	6%	18%	$5,208	$704	16%	26%
Wealth & Corporate Other[2]	$1,795	$(550)	NM	(37)%	$13,271	$729	6%	3%
Total (Excluding PAA)[3]	**$90,449**	**$1,707**	**2%**	**8%**	**$103,036**	**$2,139**	**2%**	**4%**
Accretable Purchase Accounting Loan Mark[4]	$(640)	$26	(4)%	NM	$—	$—	N/A	N/A
Total	**$89,808**	**$1,733**	**2%**	**7%**	**$103,036**	**$2,139**	**2%**	**4%**

Note: The Legacy PNFP-SNV merger closed on January 1, 2026 and all purchase accounting adjustments are preliminary as of September 30, 2026 and are subject to change until the measurement period is closed; Amounts may not add up due to rounding; QoQ changes exclude the impact of transfers; (1) Specialty includes Specialty loan and deposit verticals; (2) Other Inclusive of loan and deposit activity centrally managed outside of our lines of business; (3) Excluding purchase accounting loan mark; (4) Not shown is the effect of acquired deferred fees, which are subsumed into the mark rather than amortized

24

25 Deposit Mix and Rate Overview 3Q26 2Q26 3Q26 Average Rate % of Total 2Q26 Average Rate % of Total Non-interest Bearing -- 20% -- 21% Interest-Bearing Interest Bearing Demand 2.50% 29% 2.51% 30% Savings 0.33% 2% 0.35% 2% Money Market 2.78% 36% 2.67% 34% Time 3.45% 13% 3.46% 13% Total Interest-Bearing Deposits 2.74% 80% 2.69% 79% Total Deposits 2.18% 100% 2.14% 100%

26 Earning Asset Composition and NII Sensitivity Note: Amounts may not add up due to rounding; (1) Excludes hedges (2) NII sensitivity estimates reflect a static balance sheet; beta sensitivity estimates represent approximations, based on total deposit cost betas 69% 31% Fixed-Rate Variable-Rate Loan Portfolio Fixed-Rate/Variable-Rate Mix(1) 12-Month Estimated Net Interest Income Sensitivity(2) + 100 Bps +1.7% - 100 Bps -1.6% Parallel Rate Impact (at September 30, 2026)

27 Securities and Liquidity Overview (at September 30, 2026) Note: Amounts may not add up due to rounding. (1) Est. Taxable Equivalent Yield, as of September 30, 2026; (2) Net duration is inclusive of fair value hedges on AFS securities; (3) Equals uninsured deposits minus collateralized Focus on liquidity, earnings and rate risk management $21.6B Portfolio Book Value ~3.6 Net Duration(2) Gross Duration 3.9 ~4.27% Book Yield – TEY(1) Inclusive of AFS hedges Notable Liquidity Sources ($ in billions) FRB Cash $6.3 FHLB Capacity $6.2 Unencumbered Securities $13.6 Discount Window Capacity $15.5 Total $41.6 Securities Portfolio Breakout Insured 49% Uninsured (ex. Coll.)(3) 41% Collateralized 10% Total Deposits: $103B Sector Allocations Other, 3% +3% QoQ MBS 36% CMO 15% CMBS 23% Muni 10% Treasury 13%

Cash Flow Derivatives Portfolio Overview

Pinnacle FINANCIAL PARTNERS

Strategy aims to protect margin & reduce capital volatility

Highlights

- *Receive-fixed Cash Flow swaps against loans:*
  - *Average fixed rate of 3.28%, converting floating-rate loan exposure to fixed and locking in net interest margin for down rate protection.*
- Interest rate option strategies include:
  - *Cash Flow Floors against floating rate loans*
  - *Cash Flow Collars against floating rate loans*
  - *Cash Flow Caps against indexed deposits*

Cash Flow Hedge Portfolio (Avg. Notional) *($ in millions)*



Receive-Fixed Swaps (CF)
Floors
Collars
Caps (1)
8,000.0
6,000.0
4,000.0
2,000.0
0.0
(2,000.0)
(4,000.0)
Q3 26
Q4 26
Q1 27
Q2 27
Q3 27
Q4 27
Q1 28
Q2 28
Q3 28

Strategy[2]	Next 4 Quarters 4Q26	1Q27	2Q27	3Q27
Receive-Fixed Swaps (CF)	$2.50B	$2.50B	$2.50B	$2.50B
Avg. Rate - RF CF Swaps	**3.28%**	**3.28%**	**3.28%**	**3.35%**

Strategy[2]	Approx. Strike[3]	Next 4 Quarters 4Q26	1Q27	2Q27	3Q27
Floors	2.70%	$3.12B	$4.12B	$4.12B	$4.12B
Collars	4.45%/6.85%	$875MM	$875MM	$875MM	$875MM
Caps	3.75%	$2.00B	$2.00B	$2.00B	$2.00B

Note: Representation is limited to cash-flow hedging strategies; excludes fair-value hedge derivative positions (1) Represents long positions in interest rate caps, which are reflected as negatives in the graphic representation for purposes of complementing the counterbalancing exposure relative to the other cash-flow strategies included in the graph (2) Reflects effective notionals and/or coupons, as of the respective period; (3) Projected effective strikes as of 4Q26

28

29 Loan portfolio is highly diverse Amounts may not add up due to rounding; (1) Senior Housing is a subset of NAICS 62 Healthcare and Social Assistance and Lessors of Real Estate is a subset of NAICS 53 42% 16% 8% 7% 4% 3% 3% 2% 13% 2% C&I Non-Real Estate Related C&I Owner- Occupied Other CRE Multi-Family Retail Office Hotel Residential C&D & Land Consumer Real Estate Consumer Non- Real Estate 3Q26 Metrics C&I CRE Cons Dollars in Billions $52.1 $24.0 $13.7 NPL Ratio 0.40% 0.52% 0.71% QTD NCO Ratio 0.28% 0.12% 0.21% 30+ Days Past Due Ratio 0.11% 0.06% 0.43% 90+ Days Past Due Ratio 0.01% 0.00% 0.02% C&I Portfolio CRE Portfolio Shown as % of Total Loans ■ SNCs total $11.1B, ~5.6% of which is agented by PNFP ■ Leveraged loans total $4.6B ■ 76% of CRE NPL balance comprised of 3 credits (1 Senior Housing, 1 Office and 1 Multi-Family) ■ 85% of Consumer loans secured by real estate (1)

30 BHG 3Q26 Overview • Pinnacle's equity-method investment income was $48MM in 3Q26 • Underlying collateral profile and performance remains stable • Origination volumes of $2.5B for 3Q and $6.3B year-to-date • Delivering on an intentional strategy to manage a robust and well diversified funding platform Credit Statistics(1) Source: BHG Internal Data; (1) Credit statistics based on BHG's managed portfolio, including both on and off balance sheet, across placement channels 62% 38% 34% 25% 19% 25% 36% 36% 50% 36% 13% 26% 30% 25% 45% Community Bank Network (Premium Sales) Loan Sales Term Loan Financing/Securitizations 2024 2025 1Q26 2Q26 3Q26 Historical Funding Execution YTD Loan Originations ($ in billions) $2.54 $4.44 $6.31 1Q 2Q 3Q 2024 2025 2026

31 ($ in millions, except per share data, share count in thousands) 3Q26 2Q26 3Q25 2026 2025 Net income available to common shareholders $364 $313 $169 $812 $461 Gain on disposition of investment (4) — — (4) — Valuation adjustment to Visa derivative 3 2 — 5 — Investment securities losses (gains), net 1 29 — 27 13 Merger-related expense(1) 56 51 8 382 8 Tax effect of adjustments(2) (11) (16) (2) (72) (6) Adjusted net income available to common shareholders $409 $379 $175 $1,150 $476 Weighted average common shares outstanding, diluted 151,718 151,468 77,310 151,553 77,243 Net income per common share, diluted(3) $2.40 $2.07 $2.19 $5.36 $5.96 Adjusted net income per common share, diluted(3) $2.69 $2.50 $2.27 $7.59 $6.16 Amounts may not total due to rounding; (1) A portion of this item was non-taxable. (2) A blended tax rate of 17.1% for the full fiscal year 2026 was applied to merger-related expense which takes into consideration the deductibility and non-deductibility of certain merger-related expense items for tax purposes and an assumed 24% marginal rate was applied to all other adjusted items for 2026. For 2025 an assumed marginal tax rate of 25% was applied. (3) Amounts have been calculated using whole dollar values. Non-GAAP Financial Measures

32 ($ in millions) 3Q26 2Q26 3Q25 Net income $379 $328 $173 Gain on disposition of investment (4) — — Valuation adjustment to Visa derivative 3 2 — Investment securities (gains) losses, net 1 29 — Merger-related expense (1) 56 51 8 Tax effect of adjustments(2) (11) (16) (2) Adjusted net income $424 $394 $179 Net income annualized(3) $1,507 $1,316 $687 Adjusted net income annualized(3) $1,679 $1,580 $710 Total average assets $127,504 $124,187 $55,214 Return on average assets (annualized)(3) 1.18% 1.06% 1.24% Adjusted return on average assets (annualized)(3) 1.32% 1.27% 1.29% Non-GAAP Financial Measures, Continued Amounts may not total due to rounding; (1) A portion of this item was non-taxable. (2) A blended tax rate of 17.1% for the full fiscal year 2026 was applied to merger-related expense which takes into consideration the deductibility and non-deductibility of certain merger-related expense items for tax purposes and an assumed 24% marginal rate was applied to all other adjusted items for 2026. For 2025 an assumed marginal tax rate of 25% was applied. (3) Amounts have been calculated using whole dollar values.

Non-GAAP Financial Measures, Continued

($ in millions)	3Q26	2Q26	3Q25	2026	2025
Net income available to common shareholders	$364	$313	$169	$812	$461
Gain on disposition of investment	(4)	—	—	(4)	—
Valuation adjustment to Visa derivative	3	2	—	5	—
Investment securities (gains) losses, net	1	29	—	27	13
Merger-related expense[1]	56	51	8	382	8
Tax effect of adjustments[2]	(11)	(16)	(2)	(72)	(6)
Adjusted net income available to common shareholders	$409	$379	$175	$1,150	$476
Adjusted net income available to common shareholders annualized[3]	$1,620	$1,520	$695	$1,538	$636
Amortization of intangibles, tax effected, annualized [2][3]	137	142	4	142	4
Adjusted net income available to common shareholders excluding amortization of intangibles annualized[3]	$1,757	$1,662	$699	$1,680	$640
Net income available to common shareholders annualized [3]	$1,448	$1,255	$672	$1,087	$616
Amortization of intangibles, tax effected, annualized [2][3]	137	142	4	142	4
Net income available to common shareholders excluding amortization of intangibles annualized[3]	$1,585	$1,397	$676	$1,229	$620
Total average shareholders' equity less preferred stock	$14,090	$13,941	$6,505	$13,947	$6,397
Average goodwill	(3,487)	(3,479)	(1,849)	(3,522)	(1,849)
Average other intangible assets, net	(1,019)	(1,069)	(19)	(1,055)	(20)
Total average tangible shareholders' equity less preferred stock	$9,584	$9,393	$4,637	$9,370	$4,528
Return on average common equity (annualized)[3]	10.28%	9.01%	10.33%	7.79%	9.63%
Adjusted return on average common equity (annualized)[3]	11.50	10.90	10.68	11.03	9.95
Return on average tangible common equity (annualized)[3]	**16.54**	**14.89**	**14.58**	**13.12**	**13.70**
Adjusted return on average tangible common equity (annualized)[3]	**18.34**	**17.70**	**15.07**	**17.93**	**14.14**

Amounts may not total due to rounding; (1) A portion of this item was non-taxable. (2) A blended tax rate of 17.1% for the full fiscal year 2026 was applied to merger-related expense which takes into consideration the deductibility and non-deductibility of certain merger-related expense items for tax purposes and an assumed 24% marginal rate was applied to all other adjusted items for 2026. For 2025 an assumed marginal tax rate of 25% was applied. (3) Amounts have been calculated using whole dollar values.

33

Non-GAAP Financial Measures, Continued

Pinnacle FINANCIAL PARTNERS

($ in millions)	3Q26	2Q26	3Q25
Total non-interest expense	$749	$721	$303
Merger-related expense	(56)	(51)	(8)
Valuation adjustment to Visa derivative	(3)	(2)	—
Fair value adjustment on non-qualified deferred compensation	—	(6)	—
Adjusted non-interest expense	**$690**	**$662**	**$295**

Adjusted non-interest expense	$690	$662	$295
Amortization of intangibles	(46)	(46)	(2)
Adjusted tangible non-interest expense	644	616	293
Net interest income	986	956	397
Total non-interest revenue	326	247	147
Total revenue	1,312	1,203	544
Taxable equivalent (TE) adjustment	9	12	15
Total TE revenue	$1,321	$1,215	$559
Gain on disposition of investment	(4)	—	—
Investment securities (gains) losses, net	1	29	—
Fair value adjustment on non-qualified deferred compensation	—	(6)	—
Adjusted total revenue (TE)	$1,318	$1,238	$559
Efficiency ratio-(TE)[1]	56.6%	59.4%	54.1%
Adjusted tangible efficiency ratio[1]	**48.9%**	**49.8%**	**52.5%**
Total revenue per diluted common share[2]	$8.65	$7.94	$7.05
Adjusted total revenue per diluted common share[2]	**$8.62**	**$8.09**	**$7.05**
Adjusted total revenue (TE)	$1,318	$1,238	$559
Adjusted non-interest expense	(690)	(662)	(295)
Adjusted PPNR	$628	$576	$264

Amounts may not total due to rounding. (1) Amounts have been calculated using whole dollar values. (2) Weighted average diluted common shares in thousands for 3Q26, 2Q26, and 3Q25 are 151,718, 151,468. and 77,310, respectively.

34

35Amounts may not total due to rounding. (1) Amounts have been calculated using whole dollar values. Non-GAAP Financial Measures, Continued ($ in millions, except per share data, share count in thousands) September 30, 2026 December 31, 2025 September 30, 2025 Total assets $130,685 $57,706 $55,964 Goodwill (3,484) (1,849) (1,849) Core deposits and other intangible assets, net (999) (30) (18) Tangible assets $126,202 $55,827 $54,097 Total equity $14,610 $7,044 $6,856 Goodwill (3,484) (1,849) (1,849) Core deposits and other intangible assets, net (999) (30) (18) Preferred Stock (781) (217) (217) Tangible common equity $9,346 $4,948 $4,772 Total shareholders’ equity to total assets ratio(1) 11.18% 12.21% 12.25% Tangible common equity ratio(1) 7.41% 8.86% 8.82% Tangible common equity $9,346 $4,948 $4,772 Common shares outstanding 151,115 77,662 77,558 Book value per common share(1) $91.52 $87.90 $85.60 Tangible book value per common share(1) $61.86 $63.71 $61.53

Reconciliation of Non-GAAP Financial Measures, Continued

Pinnacle FINANCIAL PARTNERS

	3Q26	2Q26	1Q26	4Q25	3Q25	2Q25	1Q25	4Q24	3Q24	2Q24	1Q24	4Q23	3Q23	2Q23	1Q23	4Q22	3Q22	2Q22	1Q22
Net income available to common shareholders	$ 364	$ 313	$ 135	$ 166	$ 169	$ 155	$ 137	$ 147	$ 143	$ 49	$ 120	$ 91	$ 129	$ 194	$ 133	$ 134	$ 145	$ 141	$ 125
Investment (gains) losses on sales of securities, net	1	29	(3)	4	—	—	12	—	—	72	—	—	9	10	—	—	—	—	—
Valuation adjustment to Visa derivative	3	2	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Gain on sale of fixed assets as a result of sale leaseback	—	—	—	—	—	—	—	—	—	—	—	—	—	(86)	—	—	—	—	—
ORE expense (income)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
FDIC special assessment	—	—	—	(7)	—	—	—	—	—	—	7	29	—	—	—	—	—	—	—
Loss on BOLI restructuring	—	—	—	—	—	—	—	—	—	—	—	16	—	—	—	—	—	—	—
Recognition of mortgage servicing asset	—	—	—	—	—	—	—	—	—	—	(12)	—	—	—	—	—	—	—	—
Fees related to terminating agreement to resell securities previously purchased and professional fees associated with capital optimization initiatives	—	—	—	—	—	—	—	—	—	28	—	—	—	—	—	—	—	—	—
Gain on disposition of investment	(4)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Merger-related expense	56	51	275	14	8	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Tax effect on above noted adjustments	(11)	(16)	(45)	(3)	(2)	—	(3)	—	—	(25)	1	(7)	(2)	19	—	—	—	—	—
Net income available to common shareholders excluding above noted adjustments	$ 409	$ 379	$ 363	$ 174	$ 175	$ 155	$ 146	$ 147	$ 143	$ 124	$ 116	$ 129	$ 136	$ 137	$ 133	$ 134	$ 145	$ 141	$ 125
Diluted earnings per common share	$ 2.40	$ 2.07	$ 0.89	$ 2.13	$ 2.19	$ 2.00	$ 1.77	$ 1.91	$ 1.86	$ 0.64	$ 1.57	$ 1.19	$ 1.69	$ 2.54	$ 1.76	$ 1.76	$ 1.91	$ 1.86	$ 1.65
Less:																			
Investment (gains) losses on sales of securities	0.01	0.19	(0.02)	0.05	—	—	0.16	(0.01)	—	0.94	—	—	0.13	0.13	—	—	—	—	—
Valuation adjustment to Visa derivative	0.02	0.01	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Gain on sale of fixed assets as a result of sale leaseback	—	—	—	—	—	—	—	—	—	—	—	—	—	(1.13)	—	—	—	—	—
ORE expense (income)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
FDIC special assessment	—	—	—	(0.10)	—	—	—	—	—	—	0.10	0.38	—	—	—	—	—	—	—
Loss on BOLI restructuring	—	—	—	—	—	—	—	—	—	—	—	0.21	—	—	—	—	—	—	—
Recognition of mortgage servicing asset	—	—	—	—	—	—	—	—	—	—	(0.15)	—	—	—	—	—	—	—	—
Fees related to terminating agreement to resell securities previously purchased and professional fees associated with capital optimization initiatives	—	—	—	—	—	—	—	—	—	0.37	—	—	—	—	—	—	—	—	—
Gain on disposition of investment	(0.03)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Merger-related expenses	0.37	0.34	1.82	0.18	0.10	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Tax effect on above noted adjustments	(0.08)	(0.11)	(0.30)	(0.02)	(0.02)	—	(0.04)	—	—	(0.32)	0.01	(0.09)	(0.03)	0.25	—	—	—	—	—
Diluted earnings per common share excluding above noted adjustments	$ 2.69	$ 2.50	$ 2.39	$ 2.24	$ 2.27	$ 2.00	$ 1.90	$ 1.90	$ 1.86	$ 1.63	$ 1.53	$ 1.68	$ 1.79	$ 1.80	$ 1.76	$ 1.76	$ 1.91	$ 1.86	$ 1.65

36

Reconciliation of Non-GAAP Financial Measures, Continued

Pinnacle FINANCIAL PARTNERS

	3Q26	2Q26	1Q26	4Q25	3Q25	2Q25	1Q25	4Q24	3Q24	2Q24	1Q24	4Q23	3Q23	2Q23	1Q23	4Q22	3Q22	2Q22	1Q22
Net interest income	$ 986	$ 956	$ 933	$ 408	$ 397	$ 380	$ 364	$ 364	$ 352	$ 332	$ 318	$ 317	$ 317	$ 315	$ 312	$ 319	$ 306	$ 265	$ 239
Total noninterest income	326	247	284	135	147	125	98	112	115	34	110	79	91	174	90	82	105	125	103
Total revenues	1,312	1,203	1,217	542	544	505	463	475	467	367	428	396	408	489	402	402	411	390	343
Tax equivalent adjustment	9	12	14	17	15	14	13	12	12	12	12	14	12	11	11	14	11	10	9
Total TE revenue	1,321	1,215	1,231	559	559	519	476	487	479	379	440	410	420	500	413	416	422	400	352
Less: Investment (gains) losses on sales of securities, net	1	29	(3)	4	—	—	12	—	—	72	—	—	9	10	—	—	—	—	—
Gain on disposition of investment	(4)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Gain on sale of fixed assets as a result of sale leaseback	—	—	—	—	—	—	—	—	—	—	—	—	—	(86)	—	—	—	—	—
Loss on BOLI restructuring	—	—	—	—	—	—	—	—	—	—	—	7	—	—	—	—	—	—	—
Recognition of mortgage servicing asset	—	—	—	—	—	—	—	—	—	—	(12)	—	—	—	—	—	—	—	—
Fair value adjustment on non-qualified deferred compensation	—	(6)	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Total revenues-TE, excluding above noted adjustments	$ 1,318	$ 1,238	$ 1,229	$ 563	$ 559	$ 519	$ 488	$ 487	$ 479	$ 451	$ 428	$ 417	$ 429	$ 424	$ 413	$ 416	$ 422	$ 400	$ 352
Book value per common share	$ 91.52	$ 92.96	$ 91.42	$ 87.90	$ 85.60	$ 82.79	$ 81.57	$ 80.46	$ 79.33	$ 77.15	$ 76.23	$ 75.80	$ 73.23	$ 73.32	$ 71.24	$ 69.35	$ 67.07	$ 66.74	$ 66.30
Adjustment due to goodwill, core deposit and other intangible	$ (29.66)	$ (29.94)	$ (30.24)	$ (24.19)	$ (24.07)	$ (24.09)	$ (24.10)	$ (24.22)	$ (24.21)	$ (24.23)	$ (24.25)	$ (24.42)	$ (24.45)	$ (24.47)	$ (24.49)	$ (24.61)	$ (24.63)	$ (24.66)	$ (24.65)
Tangible book value per common share	$ 61.86	$ 63.02	$ 61.18	$ 63.71	$ 61.53	$ 58.70	$ 57.47	$ 56.24	$ 55.12	$ 52.92	$ 51.98	$ 51.38	$ 48.78	$ 48.85	$ 46.75	$ 44.74	$ 42.44	$ 42.08	$ 41.65

37